SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE INCOME FUNDS

Wells Fargo Advantage High Yield Bond Fund (the “Fund”)

In the summary section for the Fund, the following disclosure is added in the section entitled “Principal Investment Risks”:

Emerging Markets Risk. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

Foreign Investment Risk. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

In the section entitled “Description of Principal Investment Risks,” the following disclosure is added:

Emerging Markets Risk

Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

References to Emerging Markets Risk and Foreign Investment Risk are added to the section entitled “Principal Risk Factors” with the respect to the Fund.

August 31, 2012                                                                                                          IFAM082/P1003S2